8% SERIES C UNSECURED CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT

                                     BETWEEN

                                  AIRTRAX, INC.

                                       and

             THE INVESTORS IDENTIFIED ON THE SIGNATURE PAGES HERETO

     THIS 8% SERIES C UNSECURED CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT, dated as of October 18, 2005 (the "Agreement"), is entered into by and between the investors identified on the signature pages Hereto (the "Investor") and Airtrax, Inc. (Nasdaq OTC Bulletin Board: AITX.OB), a corporation organized and existing under the laws of the State of New Jersey (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company in the aggregate up to (i) $5,000,000 principal amount of the Debenture (as defined below) and (ii) Warrants (as defined below) to purchase shares of the Common Stock (as defined below); and

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and/or Section 4(6) of the United States Securities Act of 1933, as amended, and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto agree as follows.

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     In addition to the definitions set forth in the text of this Agreement, the following capitalized terms shall have the meanings ascribed to them below:

     "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

     "Capital  Shares  Equivalents"  shall  mean  any  securities,  rights,  or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any Warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

     "Closing" shall mean each closing of the purchase and sale of the Debenture and Warrants pursuant to Section 2.1.

     "Closing Date" shall mean the closing of the purchase and sale of the Debenture and Warrants under Section 2.1 hereof.

     "Common Stock" shall mean the Company's common stock, no par value per share.

     "Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the Debenture and any shares of Common Stock issued as interest on the Debenture.

     "Conversion Price" shall mean the Conversion Price, as that term is defined in the Debenture.

     "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

     "Debenture" shall mean the 8% Series C Unsecured Convertible Debenture, substantially in the form attached hereto as Exhibit A.

     "Disclosure Schedule" shall mean the written disclosure schedule delivered on or prior to the date hereof by the Company to the Investor that is arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Agreement.

     "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities applicable to a particular Closing as set forth in the Registration Rights Agreement.

     "Escrow  Agent"  shall  have the meaning set forth in the Escrow Agreement.

     "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit D hereto executed and delivered contemporaneously with this Agreement.

     "Excepted Issuances" shall mean (i) the Company's issuance of warrants or options to purchase Common Stock to officers, directors, employees or consultants of the Company, whether pursuant to an employee stock option or compensation plan or otherwise, (ii) as a result of the exercise of Warrants or conversion of Debentures which are granted or issued pursuant to this Agreement,
(iii) as full and partial consideration in connection with a merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, including, without limitation, the proposed acquisition by the Company of Filco GmbH, (iv) the issuance of securities in situations involving strategic business partnerships, and acquisition candidates, and (vii) the issuance of securities pursuant to securities or arrangements that are outstanding or in place prior to the date of this Agreement as have been described in the SEC Documents filed with the Commission prior to the Closing Date.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "GAAP" shall mean generally accepted accounting principles in the United States as shall be in effect from time to time.

     "Irrevocable Transfer Agent Instructions" shall mean the Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, from the Company to the Company's transfer agent.

     "Issue Date" shall mean the date on which Debenture and Warrants are issued pursuant to Article II.

     "Legend"  shall  mean  the  legend  set  forth  in  Section  9.  1.

     "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, stock price or financial condition of the Company that is material and adverse to the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

     "Outstanding" when used with reference to Shares, shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

     "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock in the United States, based upon share volume, or if the Common Stock is not then traded on an exchange or market, the Nasdaq OTC Bulletin Board.

     "Purchase Price" shall mean the principal amount of the Debenture to be purchased pursuant to Section 2.1.

     "Registrable Securities" shall mean the Conversion Shares and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Conversion Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend
(iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold within a 90-day period pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, (v) shares of Common Stock set forth on Schedule 1(d) to the Registration Rights Agreement (as defined below), and (vi) securities issuable by the Company pursuant to anti-dilution provisions of the Debentures and/or Warrants (vii) shares of Common Stock issuable by the Company, at the sole option of the Company, to make any payments of interest upon the Debentures; (v) shares of Common Stock to be issued pursuant to the Second Closing; and (vi) shares of Common Stock which may be issued by the Company between the date hereof and the filing of the Registration Statement with the SEC in an amount not to exceed the difference between the gross proceeds of securities sold in the Offering and $5,000,000 of gross proceeds.

     "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement by the Company for the resale of the Registrable Securities, entered into between the Company and the Investors as of the Closing Date substantially in the form annexed hereto as Exhibit C.

     "Registration Statement" shall mean one or more registration statements on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investor of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

      "SEC"  shall  mean  the  Securities  and  Exchange  Commission.

     "Second Closing" shall mean the proposed offering, on the same terms and conditions set forth in the Transaction Documents, of up to the remaining $5,000,000 of unsecured convertible debentures and common stock purchase warrants of the Company to certain existing accredited investors of the Company who have elected to exercise their right of participation granted to such investors pursuant to the Securities Purchase Agreement dated as of November 23 and 24, 2004 and the Subscription Agreement dated as of February 11, 2005. The Second Closing shall take place on or prior to October 26, 2005.

     "Securities" shall mean the Debenture, the Warrants, the Conversion Shares and the Warrant Shares, collectively.

     "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     "SEC Documents" shall mean each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act from the initial filing with the SEC through the date hereof.

     "Shares" shall mean shares of Common Stock or Capital Shares.

     "Trading Day" shall mean any day during which the Principal Market shall be open for business.

     "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Debenture, the Warrants, the Irrevocable Transfer Agent Instructions and each of the other agreements, documents and instruments entered into and delivered by the parties hereto in connection with the transactions contemplated by this Agreement.

     "Warrants" shall mean the Warrants issued at Closing substantially in the form of Exhibit B to be issued to the Investor hereunder.

     "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

             PURCHASE AND SALE OF CONVERTIBLE DEBENTURE AND WARRANTS

Section  2.1.  Investment.

     (a) Upon the terms and subject to the conditions set forth herein, on the Closing Date, the Company shall sell, and the Investor shall purchase, up to $5,000,000 in principal amount of the Debenture at the applicable Purchase Price and Warrants in an amount and with an exercise price as provided in Section 2.1(c).

     (b) The Closing shall occur on the relative Closing Date at the Escrow Agent's offices, at which time the Escrow Agent (x) shall release to the Investor the Debenture and Warrants to be issued on such Closing Date and (y) shall release to the Company the Purchase Price in immediately available funds (after all fees have been paid as set forth in the Escrow Agreement to be paid on the Closing Date), pursuant to the terms of the Escrow Agreement.

     (c) The number of Warrants to be issued to the Investor at the Closing shall be up to 2,500,000 (calculated as an amount equal to 100% of the quotient of (i) the principal amount of the Debenture issued at the Closing divided by
(ii) the Conversion Price on the Closing Date). The exercise price of the Warrants shall be $3.25 per share, subject to adjustment as provided in the Warrant. The Warrants shall have a term of five years from the Issue Date.

     (d) Company Closing Conditions. The obligation of the Company hereunder to issue and sell the Debenture and Warrants to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

          (i) The Investor shall have executed each of the Transaction Documents to be executed by them and delivered the same to the Company.

          (ii) The Escrow Agent shall have delivered to the Company the Purchase Price for the Debenture and the Warrants being purchased by the Investor at the Closing (less any amounts withheld pursuant to the Escrow Agreement) by wire transfer of immediately available funds pursuant to the written wire instructions provided by the Company.

          (iii) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

     (e) Investor Closing Conditions. The obligation of the Investor hereunder to purchase the Debenture and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date thereof, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

          (i) The Company shall have executed each of the Transaction Documents to be executed by it and delivered the same to the Investor.

          (ii) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended by the Principal Market or the SEC at any time beginning on the date hereof and through and including the Closing Date, and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend trading in the Common Stock.

          (iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          (iv) The Investor shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investor and in substantially the form of Exhibit G attached hereto.

          (v) The Company shall have executed and delivered (or shall have caused the Escrow Agent to deliver) to the Investor the Debenture being purchased by the Investor at the Closing.

          (vi) The Company shall have executed and delivered (or shall have caused the Escrow Agent to deliver) to the Investor the Warrants being purchased by the Investor at the Closing.

          (vii) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the issuance of the shares of Common Stock issuable in connection with this Agreement, a number of shares of Common Stock equal to at least 200% of the number of (x) Conversion Shares issuable upon conversion of the Debenture to be outstanding on the Closing Date (assuming all the Debenture were fully convertible on such date regardless of any limitations on the timing or amount of such conversions) and (y) Warrant Shares issuable upon exercise of the Warrants to be outstanding on the Closing Date (assuming all such Warrants were fully exercisable on such date regardless of any limitation on the timing or amount of such exercises).

          (viii) The Company shall have delivered the Irrevocable Transfer Agent Instructions to its Transfer Agent, and such Transfer Agent shall have acknowledged receipt thereof in writing.

          (ix) The Company shall have delivered to the Investor a certificate evidencing the good standing of the Company in New Jersey (and in any states where the Company is required to be qualified to do business) issued by the Secretary of State of such states.

          (x) The Company shall have delivered to the Investor a certified copy of its Certificate of Incorporation as certified by the Secretary of State of the State of New Jersey.

          (xi) The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

Section 2.2. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in the Registration Rights Agreement and the Debenture bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The  Investor  represents  and  warrants  to  the  Company  that:

Section 3.1. Intent. The Investor is entering into this Agreement for its own account for investment purposes only and not with a view to or for sale in connection with any distribution of the Securities. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. Organization and Standing of the Investor. If the Investor is an entity, such Investor is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

Section 3.3. Authorization and Power. Each Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Debenture and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Investor or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Investor enforceable against the Investor in accordance with the terms thereof.

Section 3.4. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Investor is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). Such Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Debentures or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

Section 3.5. Information on Company. The Investor has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2004 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Investor has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Investor has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Investor deems material in deciding on the advisability of investing in the securities. The Investor has had full opportunity to conduct, and has conducted, a complete and thorough due diligence investigation of the Company, and such opportunity has been made available to the Investor's professional representative(s) to ask questions of and receive answers from representatives of the Company concerning the Company and its financial condition and prospects, as well as request additional information necessary to verify the accuracy of the Reports and Other Written Information provided to Investor.

Section 3.6. Information on Investor. The Investor is, and will be at the time of the purchase of the Debenture and Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Investor has the authority and is duly and legally qualified to purchase and own the Securities. The Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Investor is accurate. The Investor is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Investor is not a broker-dealer.

Section  3.7.   Purchase  of  Debenture  and Warrants.  On the Closing Date, the
Investor will purchase the Debenture and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

Section 3.8. Compliance with Securities Act. The Investor understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Investor contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Investor may enter into lawful hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Investor may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities. Resales of the Securities by the Investor will be made in compliance with all applicable securities laws including Regulation M of the Securities Exchange Act and prospectus delivery requirements.

Section 3.9. Communication of Offer. The offer to sell the Securities was directly communicated to the Investor by the Company. At no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

Section 3.10 Confidentiality/Public Announcement. From the date of this Agreement and until the Company makes a public announcement of the transactions contemplated by this Agreement by filing a Form 8-K, Investor agrees it will not disclose publicly or privately the nature of the transactions contemplated under this Agreement unless expressly agreed to in writing by the Company, or only to the extent required by law.

Section 3.11. Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Investor and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Investor has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Investor relating hereto. Section 3.12. Restricted Securities. Investor understands that the Securities have not been registered under the 1933 Act and such Investor will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act. Notwithstanding anything to the contrary contained in this Agreement, such Investor may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

Section 3.13. No Governmental Review. Each Investor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 3.14. No Market Manipulation. No Investor has taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

Section 3.15. Short Position and Short Sales. Each Investor covenants that neither it nor any of their affiliates will engage in any illegal short sales of or illegal hedging transactions with respect to the Common Stock during the period from the Closing Date until the later of (i) prior to Effective Date of the registration statement required to be filed pursuant to a certain
Registration Rights Agreement dated as of the date hereof, or (ii) 180 days after the Closing Date.

Section 3.16. Correctness of Representations. Each Investor represents as to such Investor that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Investor otherwise notifies the Company prior to each Closing Date shall be true and correct as of each Closing Date.

Section 3.17. Second Closing. The Company shall be permitted to engage in the proposed offering, on the same terms and conditions set forth in the Transaction Documents, of up to the remaining $5,000,000 of unsecured convertible debentures and common stock purchase warrants of the Company to certain existing accredited investors of the Company who have elected to exercise their right of participation granted to such investors pursuant to the Securities Purchase Agreement dated as of November 23 and 24, 2004 and the Subscription Agreement dated as of February 11, 2005. The Second Closing shall take place no later than 15 business days from the Closing.

Section 3.18. Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investor that, except as set forth on the Disclosure Schedule, if any, prepared by the Company and delivered herewith:

Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of New Jersey and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company has no subsidiaries. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned or leased by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under the Transaction Documents and to issue the Debenture, the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) the Transaction Documents have been duly executed and delivered by the Company and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Debenture and for the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debenture and Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 4.3. Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, no par value per share, of which 21,906,174 shares were issued and outstanding as of October 13, 2005. Except for outstanding options and warrants as set forth in the SEC Documents, there are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. Except as set forth in the Disclosure Schedule, the Company is not a party to any agreement granting preemptive, registration or anti-dilution rights to any Person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws.

Section 4.4. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq OTC Bulletin Board and the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such posting or listing.

Section 4.5. SEC Documents. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact.

Section 4.6. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investor's representations in Article III, the sale of the Debenture, the Conversion Shares, the Warrants, the Warrant Shares and shares of Common Stock issuable by the Company, at the sole option of the Company, to make any payments of interest upon the Debentures will not require registration under the Securities Act and/or any applicable state securities law (other than any SEC, Principal Market or state securities filings that may be required to be made by the Company subsequent to Closing and any registration statement that may be filed pursuant hereto). When issued and paid for in accordance with the Warrants and validly converted in accordance with the terms of the Debenture, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Debenture, the Conversion Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, the Transaction Documents will
(i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Debenture, the Conversion Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. None of the Securities shall subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7. No Directed Selling, General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Debenture or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the sale of the Securities under the Securities Act.

Section 4.8. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Company's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Debentures or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

Section 4.9. No Material Adverse Change. Since December 31, 2004 no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents filed prior to the date hereof and available on EDGAR.


Section 4.10. Litigation and Other Proceedings. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect. There is no action, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

Section 4.11. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Debenture or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which, together with all such communications, including the SEC Documents, taken as a whole, contained any untrue statement of a material fact.

Section 4.12. Insurance. The Company maintains types of insurance with financially sound and reputable insurers that are adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section  4.13.     Tax  Matters.
                   ------------

     (a) The Company has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate in all material respects and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties, except for the failure to pay such amounts as would not cause a Material Adverse Effect; and since December 31, 2004, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     (b) For purposes of this Section 4.13:

          "IRS" means the United States Internal Revenue Service.

          "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.


Section 4.14. Property. Except as disclosed in the SEC Documents, the Company has good and marketable title to all real and personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

Section 4.15. Employees. The Company has no collective bargaining agreements with any of its employees and there is no labor-union-organizing activity pending or to the best of the Company's knowledge threatened with respect to the Company.

Section 4.16 Registration Rights. Except as provided in the Registration Rights Agreement or as disclosed in the Disclosure Schedule, the Company is not under any obligation to register any of its presently outstanding securities (or any of its securities that may be issued upon exercise or conversion of presently outstanding securities).

Section 4.17    Broker's Commission.

     (a) Except as set forth in this Section 4.17 and except as disclosed in the Disclosure Schedule, the Company on the one hand, and each Investor (for himself/herself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or broker's commission other than First Montauk Securities Corp. ("Broker") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Anything in this Agreement to the contrary notwithstanding, each Investor is providing indemnification only for such Investor's own actions and not for any action of any other Investor. Each Investor's liability hereunder is several and not joint. The Company agrees that it will pay Broker a cash fee equal to 10% of the Purchase Price on the Closing Date directly out of the funds held pursuant to the Escrow Agreement ("Broker's Commissions") as payment to broker for acting as a finder in connection with the sale of the Securities hereunder. The Broker will also receive on the Closing Date an amount equal to 3% of the Purchase Price as a non-accountable expense allowance and up to $20,000 for legal fees payable to Broker's counsel. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker.

     (b) Broker's Warrants. On the Closing Date, the Company will issue to the Broker, or at the Broker's written instructions to officers or employees of the Broker, Warrants similar to and carrying the same rights as the Warrants issuable to the Investors ("Broker's Warrants"). The Broker will receive, in the aggregate, one Broker's Warrant for each ten (10) Shares issuable on Conversion of the Debenture on the Closing Date to the Investors. All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, and other rights including but not limited to reservation and registration rights made or granted to or for the benefit of the Investors are hereby also made by the Company and granted to the holders of the Broker's Warrants.

Section 4.18 Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

                                    ARTICLE V
                            COVENANTS OF THE INVESTOR

The  Investor  covenants  with  the  Company  that:

Section 5.1. Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section 6.1. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and the Warrant Shares pursuant to any conversion of the Debenture or exercise of the Warrants in an amount not less than the number needed to provide for the issuance of Conversion Shares and Warrant Shares, as may be adjusted from time to time. The Company further agrees that if at any time the number of shares of Common Stock issuable upon conversion of the Debenture and exercise of the Warrants would cause the Company to be obligated to issue a number of shares of Common Stock in excess of its authorized capital (after taking into account all other Capital Shares Equivalents then existing), it shall promptly commence all necessary corporate and stockholder action necessary to increase its authorized capital so as to eliminate the aforesaid condition.

Section 6.2. Listing of Common Stock. The Company hereby agrees to maintain the listing or quotation of the Common Stock on a Principal Market, and as soon as required by the rules of the Principal Market to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action necessary to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

Section 6.4. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other Transaction Documents.

Section 6.5. Issuance of Debenture and Warrant Shares. The sale of the Debenture and the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants and the Conversion Shares upon conversion of the Debenture shall be made in accordance with the provisions and requirements
Section 4(2), 4(6) or Regulation D and any applicable state securities law.  The

Company shall make any necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of such securities to the Investor as required by all applicable laws, and shall provide a copy thereof to First Montauk Securities Corp. promptly after such filing, and in no event later than 20 days after the Closing Date.

Section 6.6. Right of First Refusal. Until twelve (12) months after the Closing Date, the Investors shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) the Company's issuance of warrants or options to purchase Common Stock to employees, directors, officers or consultants of the Company, whether pursuant to an employee stock option or compensation plan or otherwise, (ii) as a result of the exercise of options or warrants or conversion of convertible notes which are granted or issued pursuant to this Agreement or pursuant to the Second Closing,
(iii) as full and partial consideration in connection with a merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, including, without limitation, the proposed acquisition by the Company of Filco GmbH, (iv) the issuance of securities in situations involving strategic business partnerships, and acquisition candidates, (v) the issuance of securities pursuant to securities or arrangements that are outstanding or in place prior to the date of this Agreement as have been described in the Reports filed with the Commission or elivered to the Investors prior to the Closing Date (vi) the conversion or exercise of the Debentures or Warrants purchased hereunder; and (vii) the Debentures and Warrants issued by the Company pursuant to the Second Closing (collectively the foregoing are "Excepted Issuances"). The Investors who exercise their rights pursuant to this Section 6.6 shall have the right during the ten (10) business days following receipt of the notice to purchase such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion as their portion of their investment hereunder bears to the total proceeds received by the Company hereunder. In the event such terms and conditions are modified during the notice period, the Investors shall be given prompt notice of such modification and shall have the right during the ten (10) business days following the notice of modification, whichever is longer, to exercise such right.

Notwithstanding the foregoing, the Right of First Refusal rights granted to the Investors shall be effective to the extent that the participation rights granted to the investors in the Company's financing which closed on November 22 and 23, 2004, and February 11, 2005, have not been exercised. Accordingly, the Right of First Refusal rights granted hereby shall only be honored by the Company, if, and to the extent, that the investors in the November 22 and 23, 2004 and February 11, 2005 financings do not exercise their respective right of first refusal to purchase up to pro rata portion of an additional $2,500,000 of Debentures and Warrants.

Section 6.7. Favored Nations Provision. The conversion price of the Debentures and the exercise price of the Warrants shall be subject to adjustment in accordance with this Section 6.7 and as otherwise provided in the Debentures and Warrants. Other than the Excepted Issuances, if at any time until the Debentures have been repaid (either in cash or Common Stock) or converted in full, the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) ("New Issue Securities") to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Conversion Shares, or Exercise Price in respect of the Warrants, without the consent of each Investor holding Debenture, then the Conversion Price of the outstanding Debentures and the outstanding Warrants shall be adjusted, on a full ratchet basis, to reflect the issue price or conversion or exercise price of the New Issue Securities. The average Purchase Price of the Conversion Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Conversion Shares and Warrant Shares. The foregoing calculation and issuance shall be made separately for Conversion Shares received upon conversion and separately for Warrant Shares. The Investor is granted the registration rights described in Section 2(b) of the Registration Rights Agreement in relation to such additional shares of Common Stock except that the Scheduled Filing Date and Scheduled Effective Date vis- -vis such additional common shares shall be, respectively, the sixtieth (60th) and one hundred and twentieth (120th) date after the closing date giving rise to the requirement to issue the additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price in effect upon such issuance. The rights of the Investor set forth in this Section 6.7 are in addition to any other rights the Investor has pursuant to this Agreement, the Debenture, the Warrant, any Transaction Document, and any other agreement referred to or entered into in connection herewith.

6.8 Limitations on Registration of other Securities. The Company hereby agrees that it shall not include in the Registration Statement any securities of the Company other than (i) the Registrable Securities, including the securities listed on Schedule 1(d) of the Registration Rights Agreement (ii) securities which may be sold by the Company prior to the filing of the Registration Statement with the SEC in an amount equal to the difference between $5,000,000 and the amount actually sold in this Offering and (iii) securities previously issued by the Company prior to the Closing Date and which had previously been registered for resale by the Company but are required (or for ease of combining existing registration statements) to be included in the Registration Statement in order to satisfy outstanding obligations to holders of outstanding securities.

                                  ARTICLE VII

                                 INDEMNIFICATION

Section  7.1.     Indemnity.

     (a)  The  Company  shall  indemnify  and  hold  harmless  the Investor, its respective  Affiliates  (as  defined  in  SEC  Rule  405)  and  their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and shall reimburse the

Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

            (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in any of the Transaction Documents, the annexes, schedules or exhibits thereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant thereto; or

            (ii) any failure by the Company to perform any of its covenants, agreements, undertakings or obligations set forth in any of the Transaction Documents, the annexes, schedules or exhibits thereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant thereto.

     (b) The Investor hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

            (i) any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in any of the Transaction Documents, the annexes, schedules or exhibits thereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to any of the Transaction Documents; or

            (ii) any failure by the Investor to perform any of its covenants, agreements, undertakings or obligations set forth in any of the Transaction Documents or any instrument, certificate or agreement entered into or delivered by the Investor pursuant thereto.

Section 7.3. Notice. Promptly after receipt by either party thereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.1 is being sought (the "Indemnifying Party") of the commencement thereof, but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnifying Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.


                                  ARTICLE VIII

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

Section 8.1. Legends. The Conversion Shares and the Warrant Shares shall bear the following or similar legend:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR
        APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIRTRAX INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                       (i) Warrants Legend. The Warrants shall bear the following or similar legend:


        "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIRTRAX INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                       (ii) Debenture Legend. The Debenture shall bear the following legend:

        "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIRTRAX INC. THAT SUCH REGISTRATION IS NOT REQUIRED."


Section 8.2. Transfer Agent Instructions. Upon Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

Section 8.3. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX. After the Effective Date applicable to the Registrable Securities, upon request of the Investor the Company will substitute certificates without restrictive legends for certificates for any Conversion Shares or Warrant Shares issued prior to such Effective Date which bear restrictive legends and remove any stop-transfer restriction relating thereto promptly, but in no event later than five (5) Trading Days after request for removal.

Section 8.4. Investor's Compliance. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

Section  8.5.    Transfers  without  Registration. If  the Investor provides the
Company with an opinion of counsel, in a form generally acceptable to the Company, that registration of a resale by the Investor of any Conversion Shares or Warrant Shares is not required under the Securities Act, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Investor and, if such opinion provides that such legends can be removed, without any restrictive legends.

Section 8.6. Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article X will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article

X, that the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, with the necessity of showing economic loss and with any bond or other security being required.

                                   ARTICLE IX

                           CHOICE OF LAW; ARBITRATION

Section 9.1. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                                    ARTICLE X

                                   ASSIGNMENT

Section 10.1. Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Debenture or Warrants purchased or acquired by the Investor hereunder with respect to the Debenture or Warrants held by such person, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to make the representations and warranties contained in
Article  III  and  who  agrees  to  be  bound  by  the  terms of this Agreement.

                                   ARTICLE XI

                                     NOTICES

Section 11.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If  to  the  Company:               Airtrax,  Inc.
                                    200  Freeway  Drive,  Unit  One
                                    Blackwood,  NJ  08012
                                    Attention:  Peter  Amico
                                    Telephone:  (856)  232-3001
                                    Facsimile:  (856)  227-9168

with  a  copy  to
(shall  not  constitute  notice):   Sichenzia  Ross  Friedman Ference LLP
                                    1065 Avenue of the Americas, 21st Floor
                                    New  York,  NY  10021
                                    Attention:  Richard  A.  Friedman,  Esq.
                                    Telephone:  (212)  930-9700
                                    Facsimile:  (212)  930-9725

If  to  the  Investor:              As  set  forth on the signature page hereto

with a copy to:                     Goldstein & DiGioia LLP
(shall not constitute notice)       45 Broadway
                                    New York, New York 10006
                                    Attention:  Brian  Daughney,  Esq.
                                    Telephone:  (212)  599-3322
                                    Facsimile:  (212)  557-0295

Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section  11.1.

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.1. Counterparts; Facsimile. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original.

Section 12.2. Entire Agreement. This Agreement and the other Transaction Documents, which include, but are not limited to, the Debenture, the Warrants, the Escrow Agreement and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 12.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 12.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 12.5. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Debenture or any Conversion Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company (which shall not include the posting of any bond unless required by the Company's transfer agent) or
(iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section  12.6.     Fees  and  Expenses.  Up  to  a  maximum  of  $20,000, at the discretion of the Broker, the Company shall pay the fees, expenses and disbursements of the Investor, including fees, expenses and disbursements of the Investor's legal counsel, accountants and escrow agent, in connection with the drafting, negotiation and closing of the transactions contemplated hereby. The Company shall also reimburse the Investor for its reasonable expenses and legal fees incurred in enforcing this Agreement or in any amendments, modifications or waivers with respect thereto. The Company shall be responsible for all fees and expenses of any of its financial advisors, counsel or selling agents. The Company's obligations under this Section 13.6 shall arise and remain in force whether or not any closing occurs hereunder, unless such failure to close is solely the result of default by the Investor.

Section 12.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or the Investor or any subsequent holder of any Debenture or Warrants upon any breach, default or noncompliance of the Investor, any subsequent holder of any Debenture or Warrants or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investor of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Investor's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investor, shall be cumulative and not alternative.

Section 12.8. Amendments and Waivers. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Investor or its transferees holding at least sixty percent (60%) of the outstanding indebtedness and Conversion Shares; provided, however, that no such amendment or waiver shall reduce the aforesaid percentage of Conversion Shares required under this Section 12.8. Any amendment or waiver effected in accordance with this Section 12.8 shall be binding upon the Investor and each transferee of the securities issuable hereunder. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Investor (or its transferees) who have not previously consented thereto in writing.

Section 12.9. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given trading day for purposes of this Agreement and the other Transaction Documents shall be Bloomberg, L.P. or any successor thereto.


                              *   *   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have caused this 8% Series C Unsecured Convertible Debenture and Warrants Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          AIRTRAX, INC.


                                          By: /s/ Peter Amico
                                          -------------------
                                          Name:  Peter  Amico
                                          Title:  President




Address:                                  Investor:
                                          By:
Fax:
Principal  Amount  of
Debenture  Purchased:  $                  By:_________________________
                                          Name: